                                                                 Exhibit (a)(28)


                                  [Translation]




                       TENDER OFFER REGISTRATION STATEMENT

           AS FILED ON NOVEMBER 18 AND AS AMENDED ON DECEMBER 7, 1999













                                N.A.J. CO., LTD.

                       TENDER OFFER REGISTRATION STATEMENT
                       -----------------------------------

To: The Director of the Kanto Local Finance Bureau
--------------------------------------------------

                                    Date of Submission:    November 18, 1999
                                    Date of Amendment:     December 7, 1999

              Bidder:
              Name                      :    N.A.J. Co., Ltd.
                                             Gary K. Sumihiro
                                             Representative Director

              Address                   :    7-1, Udagawacho, Shibuya-ku, Tokyo

              Nearby Place of Contact   :    Same as above

              Telephone                 :    03-5428-7000 (main number)

              Contact Person            :    Yoshizo Matsushita
                                             Director


              Attorney-in-Fact:
              Name                      :    None

              Address                   :    None


              Nearby Place of Contact   :    None

              Telephone                 :    None

              Contact Person            :    None


            Place Where Copies of Tender Offer Registration Statement
                    Are made Available for Public Inspection
            ---------------------------------------------------------

                           N.A.J. Co., Ltd.
                           7-1, Udagawacho, Shibuya-ku, Tokyo

                           Japan Securities Dealers Association
                           Nihonbashi Kabutocho 7-2, Chuo-ku, Tokyo

                                TABLE OF CONTENTS
                                -----------------

ITEM 1        OUTLINE OF TENDER OFFER                                                                      1
              1.   Name of Target Company                                                                  1
              2.   Type of Shares or Other Securities Subject to Tender Offer                              1
              3.   Purposes of Tender Offer                                                                1
              4.   Tender Offer Period, Tender Offer Price and Number of Shares
                     or Other Securities Proposed to Be Purchased                                          4
              5.   Shareholding Ratio After Tender Offer                                                   6
              6.   Permission Concerning Acquisition of Shares or Other Securities                         7
              7.   Manner of Tender and Manner of Cancellation of Agreements                               7
              8.   Funds Required for Tender Offer                                                        10
              9.   Matters Relating to Issuer of Securities Used as Consideration for
                     Tender Offer                                                                         13
              10.  Manner of Settlement                                                                   13
              11.  Other Conditions and Manners of Tender Offer                                           14

ITEM 2        MATTERS RELATING TO BIDDER                                                                  16
              1.   Outline of Company                                                                     16
              2.   Financial Condition                                                                    20

ITEM 3        SHARES OR OTHER SECURITIES OWNED AND TRADED BY BIDDER AND
                     SPECIAL RELATED PARTIES                                                              21
              1.   Shares or Other Securities Owned as of Filing Date                                     21
              2.   Trading of Shares or Other Securities                                                  37
              3.   Material Contracts Relating to Such Shares or Other Securities                         37
              4.   Any Contract under Which Shares or Other Securities will Be
                     Purchased After Filing Date of Tender Offer Statement                                38

ITEM 4        TRANSACTIONS BETWEEN BIDDER AND TARGET COMPANY                                              39
              1.   Any Material Transactions Between Bidder and Target Company or
                     Any of Its Officers                                                                  39
              2.   Any Agreement Between Bidder and Target Company or
                     Any of Its Officers                                                                  39

ITEM 5        MATTERS RELATING TO TARGET COMPANY                                                          40
              1.   Profits and Loss, Etc. for Most Recent Three Years                                     40
              2.   Share Prices                                                                           40

              3.   Shareholders                                                                           41
              4.   Others                                                                                 45

ITEM 1        OUTLINE OF TENDER OFFER

1.       NAME OF TARGET COMPANY

         Amway Japan Limited

2.       TYPE OF SHARES OR OTHER SECURITIES SUBJECT TO TENDER OFFER

         Shares of  common stock with no par value

3.       PURPOSES OF TENDER OFFER

         The Target Company is primarily engaged in the import and distribution in Japan of products developed and manufactured by Amway Corporation (hereinafter "Amway U.S.A.") as well as in purchases and sales of products manufactured in Japan through use of the technology of Amway U.S.A. Faced with the continuing weakness of Japanese economic conditions, the business results of the Target Company have declined in recent years. In order to overcome such situation and improve performance, it is necessary to create a corporate structure that will facilitate implementation of sound decisions and allow the Target Company to pursue long-term business strategies without taking into account the influence on the short-term outlook of the equities markets. Further, it is necessary for the Target Company to be able to respond with greater flexibility to the business reorganization being considered with other Amway entities.

         The founders of Amway U.S.A., Jay Van Andel and Richard M. DeVos and their respective families, along with certain corporations, trusts, foundations and other entities established by and for the benefit thereof (hereinafter collectively, the "Principal Shareholders") already own 110,263,022 shares, approximately 76% of the total issued shares of the common stock of the Target Company. The Principal Shareholders believe the acquisition of all remaining shares of the common stock of the Target Company is the most effective method of satisfying the goals described above and will facilitate the provision of better services and products to distributors and customers of the Target Company and improve operating results.

         In addition, the price of the Target Company's shares on the over-the-counter market has languished for some time, and the volume of trading has not provided sufficient liquidity for investors. Looking at the economic situation in Japan, the Principal Shareholders believe there is little possibility that either the share price or the volume of trading on the over-the-counter market will significantly improve in the foreseeable future. This Tender Offer will, by purchasing all remaining shares of the Target Company at a 50.5% premium to the closing selling price of the Target Company's shares on the over-the-counter market on November 12, 1999 (the date prior to the announcement of this Tender Offer), provide all the shareholders other than the Principal Shareholders the most efficient opportunity possible to sell their shares at a price that is higher than any price that is reasonably foreseeable over the next several years.

         The Bidder has been informed by the Principal Shareholders that the Principal Shareholders will not tender their shares in response to this Tender Offer (other than an aggregate of 650,000 shares owned by the charitable foundations established by certain of the Principal Shareholders (the "Foundation Tendered Shares")). The Principal

Shareholders will contribute substantially all of their shares that are not tendered in response to this Tender Offer (including shares other than the Foundation Tendered Shares which are owned by the charitable foundation) (the "First Contribution Shares"), to ALAP Hold Co., Ltd., a limited partnership organized under the laws of Nevada and the parent of the Bidder and an entity controlled and beneficially owned by the Principal Shareholders ("ALAP") or the Bidder contemporaneously with the consummation of this Tender Offer. In addition, no later than immediately prior to the effectiveness of the Merger referred to below, the Principal Shareholders will contribute the remaining shares other than the First Contribution Shares (the "Second Contribution Shares", and together with the First Contribution Shares, the "Contribution Shares") to ALAP.

         The purpose of this Tender Offer is to facilitate Bidder's acquisition of shares for cash, and thereby enable the Principal Shareholders to obtain indirect control of 100% of the capital stock of the Target Company. Pursuant to the Tender Offer Agreement (the "Agreement"), dated November 15, 1999, among the Bidder, the Target Company and ALAP and the Memorandum regarding Merger dated the same date, between the Bidder and the Target Company, the Bidder will first make this Tender Offer and, after consummation of this Tender Offer, the Bidder and the Target Company have agreed to take all steps required by law or otherwise to effect the merger of the Target Company into the Bidder, thus the Bidder being the surviving company (the "Merger"). After the Merger, the Bidder will operate under the name Amway Japan Limited. In addition, simultaneously with the execution of the Agreement, the Principal Shareholders, the Bidder and ALAP have entered into the Shareholder and Voting Agreement (the "Shareholder Agreement"). Pursuant to the Shareholder Agreement, the Principal Shareholders have agreed, and ALAP has agreed, after contribution to it of the Contribution Shares by the Principal Shareholders, not to transfer or otherwise dispose of the Contribution Shares, and the Bidder has agreed not to transfer or otherwise dispose of any First Contribution Shares contributed to it by the Principal Shareholders (if any) or any shares purchased by it in this Tender Offer (collectively, the "Purchased Shares"), in either case prior to consummation of the Merger. Furthermore, the Principal Shareholders, ALAP and the Bidder have agreed to vote the Second Contribution Shares, the First Contribution Shares and the Purchased Shares, respectively, in favor of the Merger at the relevant shareholder meeting. This assures that the necessary approval of the Merger will be given by the Target Company's shareholders. As a result of the Merger, those shareholders who do not tender their shares in response to this Tender Offer will own shares of the Bidder's common stock. In addition, the shares of the Target Company will be deregistered from the over-the-counter market and the American Depositary Receipts thereof will be delisted from the New York Stock Exchange. As a result, trading markets of the shares held by the shareholders who do not tender to this Tender Offer will cease to exist and such shareholders will in the future experience difficulty in selling their shares.

         In the event that the Merger is consummated after this Tender Offer, the terms and conditions of the Merger, including the merger ratio, will be set forth in a definitive merger agreement to be entered into between the Bidder and the Target Company. Depending on the merger ratio, shareholders of the Target Company who do not tender their shares in response to this Tender Offer may, with respect to all or a part of their shares, end up owing fractional shares in the Target Company, which do not carry the rights to receive dividends and certain other rights. Furthermore, the Principal Shareholders have indicated their desire that the Target Company reduce or eliminate the dividends to preserve cash after this Tender Offer. After completion of this Tender Offer, the dividend policy for fiscal 2000 and beyond will be re-examined. It should be noted that under the Merger procedures, shareholders to object to the Merger are entitled to an appraisal right; however, consideration paid to descending shareholders could well be different from the Purchase Price under this Tender Offer.

         As of September 30, 1999, the Principal Shareholders owned approximately 85% of the outstanding shares of common stock of Amway Asia Pacific, Ltd. ("AAP"), an Amway group entity. The Principal Shareholders, through Apple Hold Co., Ltd. (hereinafter "Apple Hold"), a limited partnership established under the Bermuda law and its subsidiary, will conduct a separate tender offer and the subsequent transactions (collectively, "AAP Transactions"), thereby acquire all shares of the stock of AAP.

         As a result of the Tender Offer and the subsequent Merger, the Principal Shareholders will own, indirectly as limited partner of ALAP, all or substantially all of the shares of the Target Company. In addition, as a result of the AAP Transactions, the Principal Shareholders will own, indirectly as limited partners of Apple Hold, all of the outstanding shares of AAP. Currently, the Principal Shareholders are the sole owners of Amway U.S.A. and various subsidiaries and affiliates thereof. The Principal Shareholders may desire at some point in the future to transfer all of their ownership in such Amway group entities to ALAP. Apple Hold or affiliate of each of ALAP or Apple Hold. After completion of the Merger and the AAP Transactions, the Principal Shareholders may consider from time to time, restructuring transactions of Amway entities, in order to improve liquidity and value of their investment, including possible public offering by the Bidder or one or more of its affiliates.

         The Bidder will pay for the shares purchased pursuant to this Tender Offer with the Funds borrowed (assuming that all of the shares held by shareholders other than the Principal Shareholders and the Foundation Tendered Shares are tendered, approximately U.S.$505 million) under a new senior credit facility with the Morgan Guaranty Trust Company of New York, Tokyo Branch ("Morgan Guaranty"), an affiliate of J.P. Morgan & Co. and other syndicate loan banks. This Tender Offer is not, however, contingent upon receiving such loans. As a result of the Merger, the Target Company will be merged into the Bidder and will cease to exist, and therefore such loans will be assumed by the surviving company combining the Target Company and the Bidder. The credit facility will contain covenants that will restrict the Bidder from, among other things, selling substantially all of its assets, incurring liens on its assets, and incurring debt. In addition, the credit facility will require the Bidder, among other things, to maintain or limit, as the case may be, dividend payments, consolidated net worth and payments to shareholder. The increase in debt could have important consequences to the remaining shareholders of the Target Company. For example, it could require the Target Company to dedicate a substantial portion of its cash flow from operations to pay principal and interest on the said loans, which will reduce the availability of cash flow to fund working capital, capital expenditures, business development activities, dividends and other general corporate purposes and limit, among other things, the Target Company's ability to borrow money in the future for working capital, capital expenditures and other purposes.

4. TENDER OFFER PERIOD, TENDER OFFER PRICE AND NUMBER OF SHARES OR OTHER SECURITIES PROPOSED TO BE PURCHASED

         Tender Offer Period:

                  From November 18, 1999 to December 17, 1999 (30 days)

         Date of Public Notice:

                  November 18, 1999 and December 7, 1999

         Name of Newspapers Carrying Public Notice:

                  Nihon Keizai Shimbun and Asahi Shimbun

Tender Offer Price:

--------------------------------- ------------------------------------------------------------------------------
    Type of Securities                                         Tender Offer Price
--------------------------------- ------------------------------------------------------------------------------

    Shares                                                      \1,490 per share
--------------------------------- ------------------------------------------------------------------------------

    Instruments Evidencing
    Stock Subscription Rights                                           -
--------------------------------- ------------------------------------------------------------------------------

    Securities Representing
    Stock Subscription Rights                                           -
--------------------------------- ------------------------------------------------------------------------------

    Convertible Bonds                                                   -
--------------------------------- ------------------------------------------------------------------------------

    Bonds with Warrants                                                 -
--------------------------------- ------------------------------------------------------------------------------

    Depositary Receipts                                                 -
--------------------------------- ------------------------------------------------------------------------------

                                  The Tender Offer Price of \1,490 per share proposed by the Bidder is an amount calculated by adding a 50.5% premium to the latest selling price of the shares of the Target Company at 3:00 p.m. on November 12, 1999 (the
                                  date prior to the announcement of this Tender Offer) announced by the
                                  Japan Securities Dealers Association. Such price has been determined to
    Basis of Calculation          enable the Bidder to purchase  as many shares as possible, taking into consideration the high possibilities of  deregistration of the Target
                                  Company from the over-the-counter market and other factors.
--------------------------------- ------------------------------------------------------------------------------

Number of Shares or Other Securities Proposed to Be Purchased:

--------------------------------- ------------------------------------------------------------------------------
      Type of Securities                         Number as Expressed with Reference to Shares
------------------------------- --------------------------------------------------------------------------------

                                  Number Proposed to Be     Excess Number Proposed
                                        Purchased               to Be Purchased                 Total
------------------------------- -------------------------- -------------------------- --------------------------

Shares                              34,412,778 shares                  -                  34,412,778 shares
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                          -                          -
------------------------------- ----------------------------------------------------- --------------------------

Total (a)                                                                                 34,412,778 shares
------------------------------- ----------------------------------------------------- --------------------------

Total of Securities Other
Than Shares (b)                                                                                 ( - )
------------------------------- ----------------------------------------------------- --------------------------

(Note 1) Out of 110,263,022 shares of the Target Company held by the Principal Shareholders, 109,613,022 shares are not subject to acquisition under this Tender Offer. Therefore, such shares are not included in the number proposed to be purchased (see "3. Material Contracts Relating to Such Shares or Other Securities" of "Item 3 Shares or Other Securities Owned and Traded by Bidder and Special Related Parties").

(Note 2) Shares constituting less than one unit and Treasury Shares are subject to the Tender Offer. (Provided, however, that the share certificates must be tendered).

5.       SHAREHOLDING RATIO AFTER TENDER OFFER

Number of Shares Owned as of Filing Date of Tender Offer Registration Statement:

---------------------------------------- ------------------------------- ---------------------------------------
Number Owned by Bidder (of Which
Number of Securities Other Than                            - shares (c)                     (  -  shares) (d)
Shares)
---------------------------------------- ------------------------------- ---------------------------------------

Number Owned by Special Related
Parties (of Which Number of Securities           110,273,740 shares (e)                    (7,167 shares) (f)
Other Than Shares)
---------------------------------------- ------------------------------- ---------------------------------------

Total Number of Outstanding Shares of Target Company (as of November 18, 1999)

--------------------------------------------------------- -----------------------------------------------------
Total Number of Outstanding Shares                                                    144,025,800 shares (g)
--------------------------------------------------------- -----------------------------------------------------
Number of Non-Voting Shares                                                                    -  shares (h)
--------------------------------------------------------- -----------------------------------------------------

Number of Treasury Shares and Shares Subject to Certain
Reciprocal Holding, as to Which Voting Power May Not Be                                        99 shares (i)
Exercised
--------------------------------------------------------- -----------------------------------------------------

Total Number of Outstanding Shares Based on which
Shareholding Ratio after Tender Offer Shall Be                                        144,025,701 shares (j)
Calculated:       (g) - (h) - (i)
--------------------------------------------------------- -----------------------------------------------------

Shareholding Ratio After Tender Offer:

-------------------------------------------------------- -------------------------------------------------------
Numerator                                                (c) + (e) + (a)                144,032,967 shares (k)
-------------------------------------------------------- -------------------------------------------------------

Denominator                                              (j) + (d)  + (f) + (b) + (i)   144,032,967 shares  (l)
-------------------------------------------------------- -------------------------------------------------------

Shareholding Ratio                                       (k)/(l) x 100                                    100%
-------------------------------------------------------- -------------------------------------------------------

(Note 1) Among shares held by Special Related Parties, 653,551 shares being the aggregate of the Foundation Tendered Shares and shares held by officers of the Bidder are included in the number of shares proposed to be purchased by the Bidder pursuant to the Tender Offer ((a) above). Accordingly, such number of shares has not been taken into account twice in calculating the shareholding ratio (numerator (k)) after the Tender Offer.

(Note 2) As Treasury Shares are included in the shares to be acquired pursuant to the Tender Offer, they have been added to the denominator (l) to be used to calculate the shareholding ratio after the Tender Offer.

(Note 3)      Fractions after the third decimal place have been rounded.

6.       PERMISSION CONCERNING ACQUISITION OF SHARES OR OTHER SECURITIES

         None.

7.       MANNER OF TENDER AND MANNER OF CANCELLATION OF AGREEMENTS

         (1)      Manner of Tender:
                  -----------------

                  (i)      Tender Offer Agent:  Nikko Salomon Smith Barney
                                                Limited
                                                2-20, Akasaka 5-chome,
                                                Minato-ku, Tokyo

                           The Tender Offer Agent appoints the following as its Sub-Agent to entrust it with certain business of the Tender Offer Agent:

                                                The Nikko Securities Co., Ltd.
                                                3-1, Marunouchi 3-chome,
                                                Chiyoda-ku, Tokyo

                  (ii) A tendering shareholder will be required to fill out the "Tender Offer Application Form" and submit it together with the share certificates representing the shares to be tendered. If the relevant share certificates are held in custody by the Tender Offer Agent or the Sub-Agent (or by the Japan Securities Depositary Center (the "JASDEC") through the Tender Offer Agent or the Sub-Agent), please submit the receipts for such custody instead of such share certificates. Shareholders who have been receiving monthly reports from the Tender Offer Agent or the Sub-Agent regarding such shares held in custody by it do not have to submit such receipt, either. A tendering shareholder, when tendering, need to bring its seal, as well as the "Tender Offer Application Form" referred to above. If no account is held at either the Tokyo Branch of the Tender Offer Agent or the Sub-Agent, a tendering shareholder is required to newly open an account thereat.

                           A tender may be made by submitting required documents at Morgan Stanley Japan Ltd., Tokyo Branch (to become Morgan Stanley Dean Witter Japan Limited from December 1, 1999) which will act as an intermediary to the Tender Offer Agent (hereinafter the "Securities Dealer Intermediary"); provided, however, that in the event of tender through the Securities Dealer Intermediary, please take care with respect to the number of days required for the relevant procedures.

                  (iii) Foreign shareholders must tender their shares through their standing agents in Japan.

                  (iv) Individual shareholders, when tendering, are required to make an election regarding taxation on capital gains on shares (Note 1). In cases of individual shareholders who elect declaration taxation, corporate shareholders, Foreign shareholders tendering through their standing agents in Japan or where an account is newly opened at Nikko Salomon Smith Barney Limited, Tokyo Branch and The

                           Nikko Securities Co., Ltd., some form of proof of identity (Note 2) is also required to be submitted.

                  (Note 1) Election of either withholding or declaration regarding capital gains on shares (for individual shareholders):

                                (a)      Shareholders who elect withholding
                                         taxation:

                                         As any capital gain from the sale of
                                         the shares would be subject to
                                         withholding taxation, it is not
                                         necessary to file a final return. In
                                         this case, an income tax equal to 1.05%
                                         of the purchase price would be withheld
                                         at the settlement of the Tender Offer.

                                (b)      Shareholders who elect declaration
                                         taxation:

                                         As any capital gain from the sale of
                                         the shares would be subject to
                                         declaration taxation, the shareholder
                                         would need to file a final tax return.
                                         In this case, while no income tax will
                                         be withheld at the settlement of the
                                         Tender Offer, tendering shareholders
                                         would generally have to pay income tax
                                         equal to 20% of the taxable capital
                                         gain on the shares and a residence tax
                                         equal to 6% of such taxable capital
                                         gain.

                  (Note 2)      Proof of Identity
                                Shareholders who elect to use declaration taxation as explained in paragraph (b) of (Note
                                1), corporate shareholders, foreign shareholders tendering through their standing agents in Japan, or shareholders who newly open their accounts at Nikko Salomon Smith Barney Limited, Tokyo Branch or The Nikko Securities Co., Ltd. will be required to submit one of the following documents as proof of identity:

                                In the case of individual shareholders:
                                         Resident's card (juminhyo) Health
                                         Insurance Card (kenko hokensho) or
                                         Driver's license or similar document.

                                In case of a corporate shareholder:
                                         A certified copy of its commercial
                                         register

                                In case of a foreign shareholder:
                                         In addition to the documentation
                                         specified above concerning its standing
                                         agent, a copy of the power of attorney
                                         or the contract (specifying the name of
                                         the relevant foreign shareholder, the
                                         name of its representative and its
                                         address outside Japan) evidencing the
                                         existence of the agency agreement
                                         between such shareholder and its
                                         standing agent.

                  (v) Upon acceptance of each tender, the Tender Offer Agent and the Sub-Agent will deliver a Tender Offer Acceptance Card to the tendering shareholder (or to the Securities Dealer Intermediary, if tender is made through the Securities Dealer Intermediary).

                  (vi) Tender of shares will be accepted by the Tokyo branch of the Tender Offer Agent as well as the head office and any Japanese branch of the Sub-Agent until the last day of the tender offer period (December 17, 1999).

         (2)      Manner of Cancellation of Agreements by Tendering
                  -------------------------------------------------
                  Shareholders:
                  -------------

                           Tendering shareholders may, at any time during the
                  tender offer period, cancel their agreements for tender of shares.

                           If a tendering shareholder wishes to cancel its
                  agreement for tender of shares, it must deliver, or send by mail, the cancellation notice (consisting of (i) the Tender Offer Acceptance Card and (ii) a document stating that such shareholder cancels its agreement for tender of shares) to the person designated below not later than the last day of the tender offer period. The cancellation of such agreement will take effect at the time when the cancellation notice is delivered to, or reaches, the person designated below. Consequently, it should be noted that if the cancellation notice is sent by mail, it must reach such person not later than the last day of the tender offer period.

                           Persons authorized to receive cancellation notices:

                                Nikko Salomon Smith Barney Limited, Tokyo Branch 2-20, Akasaka 5-chome, Minato-ku, Tokyo

                                The Nikko Securities Co., Ltd.
                                3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo

         (3)      Manner of Return of Shares or Other Securities:
                  -----------------------------------------------

                           If any tendering shareholder cancels its agreement
                  for tender of shares in the manner set forth in "(2) Manner of Cancellation of Agreements by Tendering Shareholders" above, the relevant share certificates will be promptly returned to such shareholder in the manner set forth in "(4) Manner of Return of Shares or Other Securities" under "10. Manner of Settlement" below after the completion of the procedure for such cancellation.

         (4)      Name and Location of Head Office of Securities Company and/or
                  -------------------------------------------------------------
                  Bank That Will Take Custody of, and Return, Shares or Other
                  -----------------------------------------------------------
                  Securities:
                  -----------

                  Nikko Salomon Smith Barney Limited, Tokyo Branch 2-20, Akasaka 5-chome, Minato-ku, Tokyo

                  The Nikko Securities Co., Ltd.
                  3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo

         (5)      Tender Offer For Non-Par Value Common Stock of the Company
                  ----------------------------------------------------------
                  represented by ADSs in the United States:
                  -----------------------------------------

                  American Depositary Shares ("ADSs") representing shares of non-par value common stock of the Target Company are listed on the New York Stock Exchange. As of August 31, 1999 the number of shares of non-par value common stock represented by ADSs was 8,482,200 (one ADS represents one-half share of the non-par value common stock of the Target Company). The Bidder will conduct a tender offer for ADSs in the United States in accordance with the Securities Exchange Act of 1934 and Rules 14D and 13E and Rule 10b-13 under such Act in order to enable ADS holders to participate in the tender offer.

                  ADS holders may participate in the above tender offer by tendering to First Chicago Trust Company of New York in the United States (hereinafter the "Depositary") from November 18, 1999 to December 17, 1999, New York Time. In addition, ADS holders may cancel their ADSs, receive the shares of non-par value common stock of the Target Company represented by such ADSs and tender such shares to the Tender Offer in Japan prior to the expiration thereof, in accordance with the manner set forth in "(1) Manner of Tender" above. Therefore, the number of shares or other securities proposed to be purchased set out in "4. Tender Offer Period, Tender Offer Price and Number of Shares or Other Securities Proposed to Be Purchased" above includes the non-par value shares of common stock of the Target Company represented by ADSs.

8.       FUNDS REQUIRED FOR TENDER OFFER

         (1)      Funds Required for Tender Offer:
                  --------------------------------

----------------------------------- ----------------------------------------------------------------------------

Purchase Price (a)                                               \51,126 million
----------------------------------- ----------------------------------------------------------------------------
Non-Cash Consideration                             Type -                            Total Number -
----------------------------------- ----------------------------------------------------------------------------

Fees (b)                                                           \500 million
----------------------------------- ----------------------------------------------------------------------------

Others (c)                                                           \55 million
----------------------------------- ----------------------------------------------------------------------------

Total (a) + (b) + (c)                                            \51,681 million
----------------------------------- ----------------------------------------------------------------------------

(Note 1) The amount indicated under "Others (c)" represents an estimate of miscellaneous expenses, including expenses for public notices and other amounts relating to this Tender Offer.

(Note 2) In addition, other expenses, including those payable to the Tender Offer Agent as well as legal fees will be incurred, but the amounts of such expenses have not yet been determined.

         (2)      Deposits, Borrowings and Other Funds That May Be Applied for
                  ------------------------------------------------------------
                  Tender Offer:
                  -------------

Deposit as of Day Immediately Prior to Filing Date:

--------------------------------------------------------- ------------------------------------------------------

                          Type                                                   Amount
--------------------------------------------------------- ------------------------------------------------------

                           -                                                        -
--------------------------------------------------------- ------------------------------------------------------

                         Total                                                    - (a)
--------------------------------------------------------- ------------------------------------------------------

Borrowings as of Day Immediately Prior to Filing Date:

----------------------------- --------------------------- -------------------------- ---------------------------

       Type of Lender               Name of Lender        Summary of Loan Agreement            Amount
----------------------------- --------------------------- -------------------------- ---------------------------
Financial Institution
(1)     -                                                             -                          -
----------------------------- --------------------------- -------------------------- ---------------------------

Financial Institution
(2)     -                                 -                           -                          -
----------------------------- --------------------------- -------------------------- ---------------------------

Others    -                               -                           -                          -
------------------------------------------------------------------------------------ ---------------------------

                                       Total                                                     -
------------------------------------------------------------------------------------ ---------------------------

Borrowings Scheduled After Filing Date:

----------------------------- ------------------------ ---------------------------- ----------------------------

                               Name and Address of
       Type of Lender                 Lender            Summary of Loan Agreement             Amount
----------------------------- ------------------------ ---------------------------- ----------------------------
Financial Institution
(1)      -                                                          -                            -
----------------------------- ------------------------ ---------------------------- ----------------------------

                                                       It is expected that the
                                                       senior credit facility
                                                       will be unsecured and
                                                       will consist of one or
                                                       more term loans.
                                                       Repayments under the
                                                       credit facility will
                                                       begin in or about
                                                       December 2000 and end in
                                                       or about December 2005.
Financial Institution (2)     Morgan Guaranty and      The interest rate of the
Bank                          other loan syndicates    facility will be the LIBO         U.S.$505 million
                                                       Rate plus a margin equal
                                                       to 6.35% for amounts
                                                       borrowed in the first
                                                       eight months of the
                                                       facility and as
                                                       determined by Morgan
                                                       Guaranty based on the
                                                       Bidder's creditworthiness
                                                       thereafter.
----------------------------- ------------------------ ---------------------------- ----------------------------

Others      -                            -                          -                            -
----------------------------------------------------------------------------------- ----------------------------

                                      Total                                            U.S.$505 million (b)
----------------------------------------------------------------------------------- ----------------------------

Other Manners of Financing:

--------------------------------------------------------- ------------------------------------------------------

                        Summary                                                  Amount
--------------------------------------------------------- ------------------------------------------------------
                           -                                                        -
--------------------------------------------------------- ------------------------------------------------------

                         Total                                                    - (c)
--------------------------------------------------------- ------------------------------------------------------

Grand Total ((a) + (b) + (c)):  U.S.$505 million

(Note) The Bidder will enter into hedging arrangements with Morgan Guaranty effectively fixing the interest cost under the facility and translating the payments of principal and interest to Yen. The credit facility will contain covenants that will restrict each of the Bidder and its subsidiaries from, among other things, selling substantially all of its assets, incurring liens on its assets (subject to dollar limit exceptions) and incurring debt (subject to dollar limit exceptions). In addition, the credit facility will require the Bidder to maintain or limit, as the case may be, dividend levels, consolidated net worth, consolidated interest coverage ratios, cash flow ratios and restricted payments to shareholders. Finally, each of ALAP, Apple Hold and its subsidiary has jointly and severally guaranteed the obligations of the Bidder under the credit facility. Other conditions of the senior credit facility are expected to be those customary for similar debt transactions.

         (3)      Relationship Between Bidder and Issuer of Securities Used as
                  ------------------------------------------------------------
                  Consideration for Tender Offer:
                  -------------------------------

                  Not applicable.

9.       MATTERS RELATING TO ISSUER OF SECURITIES USED AS CONSIDERATION FOR
         TENDER OFFER

         Not applicable.

10.      MANNER OF SETTLEMENT

         (1)      Name and Location of Head Office of Securities Company and/or
                  -------------------------------------------------------------
                  Bank that will Handle Settlement of Tender Offer:
                  -------------------------------------------------

                  Nikko Salomon Smith Barney Limited, Tokyo Branch 2-20, Akasaka 5-chome, Minato-ku, Tokyo

                  The Nikko Securities Co., Ltd.
                  3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo

         (2)      Commencement Date of Settlement:
                  --------------------------------

                  Wednesday, December 22, 1999

         (3)      Manner of Settlement:
                  ---------------------

                  Notice of purchase of shares will be mailed to tendering shareholders at their addresses without delay after the expiration of the tender offer period.

                  The purchase price of tendered shares will be paid in cash. For individual shareholders who elect withholding taxation of capital gains, the Tender Offer Agent or the Sub-Agent shall promptly after the commencement date of settlement remit the purchase price to the tendering shareholder (or if a Securities Dealer Intermediary is used, to said Securities Dealer Intermediary) at its designated account after deduction of withholding tax equal to 1.05% of the purchase price.

         (4)      Manner of Return of Shares or Other Securities:
                  -----------------------------------------------

                  If tendered shares are not purchased pursuant to the conditions set out in "(2) Any Conditions for Revocation of Tender Offer and Manner of Disclosure of Such Revocation" under "11. Other Conditions and Manners of Tender Offer" below, then the share certificates which must be returned as a result thereof will be returned to the relevant tendering shareholders in the manner set forth below promptly after the date of revocation thereof.

                  (i) Share certificates submitted to the Tender Offer Agent or the Sub-Agent for tender representing shares that are not purchased will be mailed or delivered to the shareholder.

                  (ii) With respect to the share certificates held in custody by the Tender Offer Agent or the Sub-Agent (or the JASDEC through the Tender Offer Agent or the Sub-Agent) that are tendered, share certificates representing shares that are not purchased will be returned to the same status as at the time of tender.

                  (iii) In the event that tender was passed on to the Tender Offer Agent by the Securities Dealer Intermediary via a transfer of shares between their accounts at the JASDEC, shares that are not purchased will be returned to the account of the Securities Dealer Intermediary.

11.      OTHER CONDITIONS AND MANNERS OF TENDER OFFER

         (1)      Any Conditions Listed in Each Sub-Paragraph of Paragraph 4 of
                  -------------------------------------------------------------
                  Article 27-13 of the Securities and Exchange Law:
                  -------------------------------------------------

                  The Bidder will purchase all shares tendered.

         (2)      Any Conditions for Revocation of Tender Offer and Manner of
                  -----------------------------------------------------------
                  Disclosure of Such Revocation:
                  ------------------------------

                  This Tender Offer may be revoked, if any of the events specified in Article 14, Paragraph 1, Sub-paragraph 1, items (a) through (e) and (g), Sub-paragraph 2, items (a) through (g) and (i) and Sub-paragraph 3 of the Securities and Exchange Law Enforcement Order occurs, or if there has been any material change in the circumstances specified in Article 14, Paragraph 2, Sub-paragraphs 3 through 6 of the Securities and Exchange Law Enforcement Order.

                  If this Tender Offer is to be revoked, public notice will be given in Nihon Keizai Shimbun and Asahi Shimbun; provided, however, that, if it is difficult to make public notice by the last day of the tender offer period, such revocation shall be announced in the manner prescribed in Article 20 of the Ministerial Ordinance Concerning Disclosure Relating to Tender Offer of Shares or Other Securities by any Person Other than the Issuing Company (the "Ministerial Ordinance"), which announcement shall forthwith be followed by public notice.

         (3)      Matters Relating to Cancellation Rights of Tendered
                  ---------------------------------------------------
                  Shareholders:
                  -------------

                  Tendering shareholders may cancel their agreements for tender of shares at any time during the tender offer period. The manner of such cancellation is set out in "(2) Manner of Cancellation of Agreements by Tendering Shareholders" under "7. Manner of Tender and Manner of Cancellation of Agreements" above.

                  Even if any tendering shareholder cancels its agreement for tender of shares, the Bidder will not demand payment of damages or penalties by such shareholder. Furthermore, expenses necessary for returning the share certificates held in custody will be borne by the Bidder.

         (4)      Manner of Disclosure of Any Change in Terms of Tender Offer:
                  ------------------------------------------------------------

                  If any term of this Tender Offer is to be changed, public notice thereof will be given in Nihon Keizai Shimbun and Asahi Shimbun; provided, however, that, if it is difficult to make public notice by the last day of the tender offer period, such change shall be announced in the manner prescribed by Article 20 of the Ministerial Ordinance, which announcement shall forthwith be followed by public notice. Shares tendered prior to the date of such public notice will also be purchased upon the terms so changed.

         (5)      Manner of Disclosure of Filing of Amendment to Tender Offer
                  -----------------------------------------------------------
                  Registration Statement:
                  -----------------------

                  If any amendment to the Tender Offer Registration Statement is filed with the Director of the Kanto Local Finance Bureau, the contents of such amendment will forthwith be announced in the manner prescribed by Article 20 of the Ministerial Ordinance, to the extent that they are relevant to the public notice of commencement of this Tender Offer. In such case, the Tender Offer Explanatory Statement will be immediately amended, and copies of the Tender Offer Explanatory Statement, as amended, will be delivered to the tendering shareholders to which copies of the Tender Offer Explanatory Statement, as initially prepared, were delivered; provided, however, that, if such amendment is immaterial, the amendment may be effected by preparing, and delivering to the tendering shareholders, a document setting out the reason for the amendment, the amended matters and the description after the amendment.

         (6)      Manner of Disclosure of Results of Tender Offer:
                  ------------------------------------------------

                  The results of this Tender Offer will be announced on the day immediately following the last day of the tender offer period in the manner prescribed by Article 20 of the Ministerial Ordinance.

ITEM 2            MATTERS RELATING TO BIDDER

1.       OUTLINE OF COMPANY

         (1)      History of Company:
                  -------------------

                  The Bidder was established on November 1, 1999 as a wholly-owned subsidiary of ALAP Hold Co., Ltd., a limited partnership under the laws of the United States.

         (2)      Business Purpose and Outline of Business:
                  -----------------------------------------

                  (i)      Business Purpose:

                           1. the import, export, sale and sale for consignment of the following goods:

                                   (1)      soaps, cleansers, detergents,
                                            quasi-pharmaceuticals,  cosmetics
                                            and cosmetic accessories;

                                   (2)      nutritionally-enriched food
                                            supplements (containing nutritive
                                            elements such as vitamins, calcium,
                                            proteins and fats, and natural
                                            fibers), macaroni, spaghetti and
                                            other noodles, food additives,
                                            seasonings, jam, confectioneries and
                                            soft drinks;

                                   (3)      coffee, tea, cocoa and the like;

                                   (4)      pet food;

                                   (5)      clothing, textile and accessories;

                                   (6)      writing materials, stationery,
                                            office supplies;

                                   (7)      cooking utensils, tableware and
                                            household goods;

                                   (8)      household electrical appliances;

                                   (9)      chemical products such as nylon,
                                            rayon and vinal;

                                   (10)     leather, leather products and cloth
                                            products such as bags;

                                   (11)     toys and playing materials;

                                   (12)     flowers and other plants; and

                                   (13)     medical instruments and health
                                            equipment;

                           2. the publishing and sale of magazines and other periodicals and books;

                           3. the import, export, production, and sale of compact discs, cassette tapes, video tapes, phonographic records and other types of visual and audio software;

                           4. the import, export and sale of cameras, photographic film, and photographic equipment;

                           5.      the import, export and sale of
                                   telecommunications equipment, receiving set of satellite broadcasting and any other types of communication appliances or equipment and all related software;

                           6. providing business with telecommunications services by using satellites, cable lines and
                                   Internet:

                           7. the consulting business and the intermediary business related to the preceding two paragraphs;

                           8.      the liability insurance agency business;

                           9. the business of introduction of prospective life insurance policy holders and the business relating to life insurance solicitation;

                           10.     money loans;

                           11. design, manufacturing, sales and maintenance of computer hardware and related equipment;

                           12. design, manufacturing, sales and maintenance of computer software;

                           13. the establishment of shopping malls on the Internet;

                           14. the electronic commerce business such as the sale and intermediary business of goods by using Internet;

                           15. providing business with contents such as advertising and providing various information by using satellites, cable lines and Internet;

                           16. travel agency business in accordance with the Travel Agency Business Law;

                           17.     sales of securities; and

                           18. any and all other business incidental to the foregoing.

                  (ii)     Outline of Business:

                           The Bidder was established by the Principal
                  Shareholders to implement the Tender Offer. After the implementation of the Tender Offer, the Bidder plans to merger with the Target Company and it will, as the surviving company, assume and engage in the business of the Target Company.

         (3)      Amount of Paid-in Capital and Number of Outstanding Shares:
                  -----------------------------------------------------------

--------------------------------------------------------- ------------------------------------------------------
               Amount of Paid-in Capital                              Number of Outstanding Shares
--------------------------------------------------------- ------------------------------------------------------
                      \10,000,000                                               50 shares
--------------------------------------------------------- ------------------------------------------------------

         (4)      Principal Shareholders:
                  -----------------------

----------------------------- ------------------------------------- ------------------------ -------------------
            Name                            Address                 Number of Shares Owned     Holding Ratio
----------------------------- ------------------------------------- ------------------------ -------------------
ALAP Hold Co., Ltd.           7575 Fulton Street East                      50 shares                100
                              Ada, Michigan, U.S.A.
----------------------------- ------------------------------------- ------------------------ -------------------
           Total                                                           50 shares                100
----------------------------- ------------------------------------- ------------------------ -------------------

         (5)      Resumes and Number of Shares Owned by Officers:
                  -----------------------------------------------

---------------------- ------------------------- ------------------------------------------------- -------------
        Title             Name (Birth Date)                      Business Career                    Number of
                                                                                                   Shares Owned
---------------------- ------------------------- ------------------------------------------------- -------------
                                                 June 1983:        Joined the U.S. Labor                 shares
                                                                   Department as a contract
                                                                   specialist
                                                 May 1985:         Joined North American Van
                                                                   Lines, Inc. as an
   Representative          Gary K. Sumihiro                        International Counsel
      Director            (October 22, 1956)     Aug. 1988:        Joined Amway U.S.A. as an
                                                                   Assistant General Counsel            51
                                                 Jan. 1995:        Loaned to Target Company as
                                                                   General Counsel
                                                 Nov. 1997:        Director of Target Company
                                                                   (present position)
---------------------- ------------------------- ------------------------------------------------- -------------
                                                 July 1970:        Joined Nihon Tetra Pak K.K.
                                                 March 1981:       Director and Assistant Chief
                                                                   of Production for Nihon Tetra
                                                                   Pak K.K.
                                                 Sept. 1984:       Director and Chief of
                                                                   Administration for Nihon
                                                                   Tetra Pak K.K.
                          Yoshizo Matsushita     Aug. 1989:        Joined Target Company as
      Director            (January 1, 1935)                        Chief Financial Officer            2,500
                                                 Aug. 1990:        Director of Finance of Target
                                                                   Company
                                                 Feb. 1994:        Director of Administration of
                                                                   Target Company
                                                 April 1994:       Director and Vice President
                                                                   of Target Company (present
                                                                   position)
---------------------- ------------------------- ------------------------------------------------- -------------

---------------------- ------------------------- ------------------------------------------------- -------------
        Title             Name (Birth Date)                      Business Career                    Number of
                                                                                                   Shares Owned
---------------------- ------------------------- ------------------------------------------------- -------------
                                                 Feb. 1980:        Joined Amway U.S.A.
                                                 Sept. 1987:       General Manager of Amway
                                                                   Thailand
                                                 Sept. 1991:       General Manager of Amway GmbH
                                                 Sept. 1993:       Director of New Market
                                                                   Development, Amway U.S.A.
                                                 Jan. 1996:        Vice President of New Market
                                                                   Development, Amway U.S.A.
      Director              James B. Payne       March 1996:       Vice President of Amway              0
                         (September 30, 1953)                      Australia and Amway New
                                                                   Zealand
                                                 Jan. 1997:        Senior Vice President of
                                                                   Amway U.S.A. and Director and
                                                                   Senior Vice President of AAP
                                                 Sept. 1999:       Senior Vice President of
                                                                   Target Company (present
                                                                   position)
---------------------- ------------------------- ------------------------------------------------- -------------
                                                 June 1977:        Joined Jones, Day, Reavis &
                                                                   Pogue (law firm)
                                                 Jan. 1983:        Partner of Jones, Day, Reavis
                                                                   & Pogue
                                                 Oct. 1993:        Vice President & General
  Statutory Auditor        Craig N. Meurlin                        Counsel of Amway U.S.A.              0
                           (June 19, 1952)       Jan. 1994:        Senior Vice President &
                                                                   General Counsel of Amway
                                                                   U.S.A. (present position)
                                                 Nov. 1994:        Statutory Auditor of Target
                                                                   Company (present position)
---------------------- ------------------------- ------------------------------------------------- -------------

2.       FINANCIAL CONDITION

         The Bidder is a corporation established on November 1, 1999 and since not much time has elapsed from the date of its establishment, no financial statements have been prepared.

ITEM 3 SHARES OR OTHER SECURITIES OWNED AND TRADED BY BIDDER AND SPECIAL RELATED PARTIES

1.       SHARES OR OTHER SECURITIES OWNED AS OF FILING DATE

         (1)      Shares or Other Securities Owned by Bidder:
                  -------------------------------------------

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                      -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                                       -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                       -
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

         (2)      Shares or Other Securities Owned by Special Related Parties
                  -----------------------------------------------------------
                  (in Aggregate):
                  ---------------

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                             110,265,272 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                   7,167 shares                    N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with          1,301 shares                    N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                              110,273,740 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                              110,273,740 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)        (7,167 shares)
------------------------------- --------------------------

         (3)      Shares or Other Securities Owned by Each of Special Related
                  -----------------------------------------------------------
                  Parties:
                  --------

                  Name:             Gary K. Sumihiro

                  Address: (Business Address) 7-1, Udagawacho, Shibuya-ku, Tokyo

                  Occupation or Business:    Representative Director of the
                                             Bidder and Director of the Target
                                             Company

                  Contact Person:            Yoshizo Matsushita
                                             Vice President and Director
                                             Amway Japan Limited
                                             7-1, Udagawacho, Shibuya-ku, Tokyo

                  Relationship with Bidder:  Gary K. Sumihiro is an officer of the Bidder.

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                      -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                   1,667 shares                    N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with            51 shares                     N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                                 1,718 shares                     -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                 1,718 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)        (1,667 shares)
------------------------------- --------------------------

                  Name:             Yoshizo Matsushita

                  Address: (Business Address) 7-1, Udagawacho, Shibuya-ku, Tokyo

                  Occupation or Business:     Director of the Bidder and Vice
                                              President and Director of the
                                              Target Company

                  Contact Person:             Yoshizo Matsushita
                                              Vice President and Director
                                              Amway Japan Limited
                                              7-1, Udagawacho, Shibuya-ku, Tokyo

                  Relationship with Bidder:   Yoshizo Matsushita is an officer
                                              of the Bidder.

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                2,250 shares                     -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                   5,500 shares                    N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with           250 shares                     N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                                 8,000 shares                     -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                 8,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)        (5,500 shares)
------------------------------- --------------------------

                  Name:             Craig N. Meurlin

                  Address: (Business Address) 7-1, Udagawacho, Shibuya-ku, Tokyo

                  Occupation or Business:    Statutory Auditor of the Bidder
                                             and Statutory Auditor of the Target
                                             Company

                  Contact Person:            Yoshizo Matsushita
                                             Vice President and Director
                                             Amway Japan Limited
                                             7-1, Udagawacho, Shibuya-ku, Tokyo

                  Relationship with Bidder:  Craig N. Meurlin is an officer of the Bidder.

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                      -                          -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with          1,000 shares                    N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                                 1,000 shares                     -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                 1,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:       Jay Van Andel Trust

                Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              27,614,300 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with            11 shares                     N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                               27,614,311 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               27,614,311 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

               Name:         Japan H.C.1. Inc.

               Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

               Occupation or Business:   Holder of shares of the Target Company

               Contact Person:           Above stated Standing Proxy

               Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                         Agreement with the Bidder and ALAP (see
                                         "3. Material Contracts Relating to Such
                                         Shares or Other Securities" below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              25,787,300 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               25,787,300 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               25,787,300 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

               Name:      RDV (AJL) Holdings, Inc.

               Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo Standing Proxy: The Fuji Bank, Limited

               Occupation or Business:    Holder of shares of the Target Company

               Contact Person:            Above stated Standing Proxy

               Relationship with Bidder:  The special related party has entered into the Shareholder and Voting
                                          Agreement with the

                                          Bidder and ALAP (see "3. Material
                                          Contracts Relating to Such Shares or
                                          Other Securities" below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              24,868,000 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               24,868,000 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               24,868,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:     HDV (AJL) Holdings, Inc.

                Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo Standing Proxy: The Fuji Bank, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              20,510,000 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               20,510,000 shares                  -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               20,510,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:      Richard & Helen DeVos Foundation

                Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo Standing Proxy: The Fuji Bank, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the

                                          Bidder and ALAP (see "3. Material
                                          Contracts Relating to Such Shares or
                                          Other Securities" below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------

Shares                              2,620,300 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               2,620,300 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               2,620,300 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:      RDV GRIT Holdings, Inc.

                Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo Standing Proxy: The Fuji Bank, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------

Shares                              2,396,800 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               2,396,800 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               2,396,800 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:    RDV Capital Management L.P. II

                Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo
                         Standing Proxy:  The Fuji Bank, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the

                                          Bidder and ALAP (see "3. Material
                                          Contracts Relating to Such Shares or
                                          Other Securities" below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              2,296,000 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               2,296,000 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               2,296,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:       Jay & Betty Van Andel Foundation

                Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              1,987,000 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                               1,987,000 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               1,987,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:      HDV GRIT Holdings, Inc.

                Address: 6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo Standing Proxy: The Fuji Bank, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the

                                          Bidder and ALAP (see "3. Material
                                          Contracts Relating to Such Shares or
                                          Other Securities" below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                              1,550,000 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts
(Shares of Common Stock with            11 shares                     N/A                         -
No Par Value)
------------------------------- -------------------------- -------------------------- --------------------------

Total                               1,550,011 shares                   -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                               1,550,011 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:      Van Andel Institute

                Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                               536,000 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                                536,000 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                536,000 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:      Van Andel Education Institute

                Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                48,700 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                                 48,700 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                 48,700 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

                Name:       Van Andel Research Institute

                Address: 901, 27-16, Koishikawa 3-chome, Bunkyo-ku, Tokyo Standing Proxy: Sylphide Associates, Limited

                Occupation or Business:   Holder of shares of the Target Company

                Contact Person:           Above stated Standing Proxy

                Relationship with Bidder: The special related party has entered into the Shareholder and Voting
                                          Agreement with the Bidder and ALAP
                                          (see "3. Material Contracts Relating
                                          to Such Shares or Other Securities"
                                          below).

------------------------------- -------------------------- -------------------------- --------------------------

                                                            Number of Shares as to     Number of Securities as
                                      Number Owned           Which Voting Power Is     to Which Discretionary
                                                                     Held                   Power Is Held
------------------------------- -------------------------- -------------------------- --------------------------
Shares                                48,600 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Instruments Evidencing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Securities Representing Stock
Subscription Rights                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Convertible Bonds                           -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Bonds with Warrants                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Depositary Receipts                         -                         N/A                         -
------------------------------- -------------------------- -------------------------- --------------------------

Total                                 48,600 shares                    -                          -
------------------------------- -------------------------- -------------------------- --------------------------

Total Number of Securities
Owned                                 48,600 shares
------------------------------- --------------------------

(of Which Number of
Securities Other Than Shares)             ( - )
------------------------------- --------------------------

2.       TRADING OF SHARES OR OTHER SECURITIES

         None.

3.       MATERIAL CONTRACTS RELATING TO SUCH SHARES OR OTHER SECURITIES

         109,613,022 shares of the Target Company held by the Principal Shareholders will be, after consummation of this Tender Offer, contributed gratis as the First Contribution Shares or the Second Contribution Shares to ALAP or (as the case may be) the Bidder.

         Furthermore, the Principal Shareholders, the Bidder and ALAP have entered into the Shareholder Agreement, whereby they have agreed not to dispose of the Contribution Shares and the Purchased Shares and to exercise the voting rights with respect to the Contribution Shares and the Purchased Shares for approval of the Merger.

         (See "3. Purposes of Tender Offer" under "Item 1 Outline of Tender Offer" above.)

4. ANY CONTRACT UNDER WHICH SHARES OR OTHER SECURITIES WILL BE PURCHASED AFTER FILING DATE OF TENDER OFFER STATEMENT

         None.

ITEM 4        TRANSACTIONS BETWEEN BIDDER AND TARGET COMPANY

1. ANY MATERIAL TRANSACTIONS BETWEEN BIDDER AND TARGET COMPANY OR ANY OF ITS OFFICERS

         None.

2.       ANY AGREEMENT BETWEEN BIDDER AND TARGET COMPANY OR ANY OF ITS OFFICERS

         The Bidder has already obtained the consent from the Target Company with respect to this Tender Offer.

         The Bidder, the Target Company and ALAP have entered into the Tender Offer Agreement with respect to the consummation and the procedures of this Tender Offer and the Merger on November 15, 1999. On the same day, the Bidder and the Target Company have also entered into the Memorandum regarding Merger (see "3. Purposes of Tender Offer" under "Item 1 Outline of Tender Offer" above).

ITEM 5        MATTERS RELATING TO TARGET COMPANY

1.       PROFITS AND LOSS, ETC. FOR MOST RECENT THREE YEARS

                                                                                        (in millions of yen)
------------------------------- -------------------------- -------------------------- --------------------------

End of Fiscal Year                     August 1997                August 1998                August 1999
------------------------------- -------------------------- -------------------------- --------------------------
Sales                                   203,361                    192,457                    143,797
------------------------------- -------------------------- -------------------------- --------------------------
Sales Costs                              57,278                     62,177                     47,737
------------------------------- -------------------------- -------------------------- --------------------------

Selling and Administrative              104,463                    103,552                     75,798
Expenses
------------------------------- -------------------------- -------------------------- --------------------------
Non-Operating Income                        955                        915                      1,697
------------------------------- -------------------------- -------------------------- --------------------------
Non-Operating Costs                         210                        434                        604
------------------------------- -------------------------- -------------------------- --------------------------
Net Profits (Net Losses)                 26,638                     12,778                     10,507
------------------------------- -------------------------- -------------------------- --------------------------
Per Share Net Profit (yen)                  181.71                      88.71                      77.96
------------------------------- -------------------------- -------------------------- --------------------------
Per Share Dividend (yen)                    100                        100                        100
------------------------------- -------------------------- -------------------------- --------------------------
Per Share Net Asset (yen)                   439.19                     422.69                     395.52
------------------------------- -------------------------- -------------------------- --------------------------

(Note) Profits and loss, etc. are based on the annual securities report of the Target Company filed on November 27, 1997, November 26, 1998 and November 30, 1999.

2.       SHARE PRICES

Name of Stock Exchange or Securities Dealers Association on Which Shares Are
Traded:

         Japan Securities Dealers Association

                                                                                                    (in Yen)
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

                                                                                                     November
    Month           May           June          July        August      September      October        (Note)
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

  Max. Price        1,300         1,310         1,270         1,320        1,230         1,160         1,500
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

  Min. Price        1,090         1,060         1,180         1,190        1,040         1,020           940
--------------- ------------- ------------- ------------- ------------ ------------- ------------- -------------

(Note) Up to the date immediately prior to the filing date of this tender offer registration statement.

3.       SHAREHOLDERS

         (1)      Shareholders in General:
                  ------------------------

                                                                                       As of August 31, 1999
---------------- ------------------------------------------------------------------------------------------- ---------

                                        Distribution of shares (1 unit = 100 shares)                           Odd-lot
                 ------------ ------------ ----------- ------------- ------------- ------------ ------------   shares
                 Government/                                           Foreign
                   local       Financial   Securities     Other      corporations  Individuals/    Total
                 government   institutions companies   corporations  (Individuals)   others
---------------- ------------ ------------ ----------- ------------- ------------- ------------ ------------ ---------

Number of             person           27          25           259           107       17,950       18,369
Shareholders               1                                                  (19)
---------------- ------------ ------------ ----------- ------------- ------------- ------------ ------------ ---------

Number Owned            unit       14,312         991        18,647     1,248,833      157,461    1,440,253    shares
                           9                                                 (265)                             500
---------------- ------------ ------------ ----------- ------------- ------------- ------------ ------------ ---------

Holding  Ratio          0.00         0.99        0.07          1.30         86.71        10.93       100.00
                                                                            (0.01)
---------------- ------------ ------------ ----------- ------------- ------------- ------------ ------------ ---------

(Note 1) Ninety-nine shares of treasury stock are included in the "Odd-lot shares" classification.

(Note 2) The "Other corporations" and the "Odd-lot shares" classifications include 226 units and 19 shares in the name of Japan Securities Depositary Center.

(Note 3) The information is based on the annual securities report of the Target Company filed on November 30, 1999.

         (2)      Shares Owned by Principal Shareholders and Officers:
                  ----------------------------------------------------

                  (a)      Principal Shareholders:

                                                                                       As of August 31, 1999
-------------------------------------------------------------------------------------------------------------------

                                                Principal Shareholders
------------------------------- --------------------------------------------------------- ------------ ------------

                                                                                           Number of
             Name                                       Address                             Shares       Holding
                                                                                             Owned        Ratio
------------------------------- --------------------------------------------------------- ------------ ------------

                                                                                             thousand
                                                                                               shares            %

Jay Van Andel Trust             901, 27-16, Koishikawa 3-chome, Bunkyo-ku,                    27,614      19.17
                                         Tokyo 112-0002
                                Standing Proxy:  Sylphide Associates, Limited
------------------------------- --------------------------------------------------------- ------------ ------------

Japan H.C.1. Inc.               901, 27-16, Koishikawa 3-chome, Bunkyo-ku,                    25,787      17.90
                                         Tokyo 112-0002
                                Standing Proxy:  Sylphide Associates, Limited
------------------------------- --------------------------------------------------------- ------------ ------------

RDV (AJL) Holdings, Inc.        6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026            24,868      17.26
                                Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

HDV (AJL) Holdings, Inc.        6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026            20,510      14.24
                                Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

Moxley and Company              1-3-2, Nihonbashi  Hongokucho, Chuo-ku,                        8,482       5.88
                                         Tokyo 103-0021
                                Standing Proxy: The Bank of Tokyo-Mitsubishi, Ltd.,
                                                 Securities Custody Department
------------------------------- --------------------------------------------------------- ------------ ------------

Richard & Helen DeVos           6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026             2,620       1.81
Foundation                      Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

RDV GRIT Holdings, Inc.         6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026             2,396       1.66
                                Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

RDV Capital Management L.P. II  6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026             2,296       1.59
                                Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

Jay & Betty Van Andel           901, 27-16, Koishikawa 3-chome, Bunkyo-ku,                     1,987       1.37
Foundation                               Tokyo 112-0002
                                Standing Proxy:  Sylphide Associates, Limited
------------------------------- --------------------------------------------------------- ------------ ------------

HDV GRIT Holdings, Inc.         6-7, Nihonbashi Kabutocho, Chuo-ku, Tokyo 103-0026             1,550       1.07
                                Standing Proxy:  The Fuji Bank, Limited,
                                                 Kabutocho Custody Business Office
------------------------------- --------------------------------------------------------- ------------ ------------

            Total                                                                            118,111      82.00
------------------------------- --------------------------------------------------------- ------------ ------------

(Note 1) The Target Company's American Depositary Receipts ("ADR") are listed on the New York Stock Exchange. One American Depositary Share ("ADS"), which is represented by one ADR, is equivalent to one-half of one share of non-par value common stock. The shareholder or record for the ADRs is Moxley and Company.

(Note 2) For the purpose of conducting a delayed secondary offering by the Jay Van Andel Trust and HDV GRIT Holdings, Inc. (collectively, the "Sellers"), AJL PEPS Trust, a registered investment company, offered and sold in November 1995 to the public 15,657,620 Premium Exchangeable Participating Shares (the "PEPS") at a purchase price of $19.16 per PEPS. Each of the PEPS was exchanged on February 15, 1999, for 1.25 ADSs according to the terms of PEPS and the related number of ADSs was delivered to the holders of PEPS. Since each of the Sellers was the beneficial shareholders of half of such number of ADSs until the exchange of the PEPS was made, the number of shares of the Target Company represented by such ADSs was included in the shareholding of each Seller in the previous Securities Report. As a result of the above exchange, the number of shares of each Seller was reduced by that used for exchange in the above table.

(Note 3) The conditions of principal shareholders are based on the annual securities report of the Target Company filed on November 30, 1999.

                  (b)      Officers:

                                                                                     As of November 30, 1999
-------------------------------------------------------------------------------------------------------------------

                                    Officers
------------------------------- --------------------------------------------------------- ------------ ------------

                                                                                           Number of
             Name                                        Title                              Shares       Holding
                                                                                             Owned        Ratio
------------------------------- --------------------------------------------------------- ------------ ------------
                                                                                             thousand
                                                                                               shares            %

Douglas L. DeVos                Chairman and Director                                          -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Richard S. Johnson              Vice Chairman and Representative Director                      8          0.01
------------------------------- --------------------------------------------------------- ------------ ------------

James B. Payne                  President and Representative Director                          -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Takashi Kure                    Vice President, Chief Planning Officer and Director of         4            -
                                Logistics, Information Services, Corporate Planing,
                                Customer Services and Headquarters Building
                                Construction Project
------------------------------- --------------------------------------------------------- ------------ ------------

Yoshizo Matsushita              Vice President, Chief Financial Officer and Director of        2            -
                                Finance & Administration
------------------------------- --------------------------------------------------------- ------------ ------------

Masaru Iwata                    Executive Director of External Affairs and Public              -            -
                                Relations
------------------------------- --------------------------------------------------------- ------------ ------------

Tomiaki Nagase                  Director and Chief Advisor                                     2            -
------------------------------- --------------------------------------------------------- ------------ ------------

Gary K. Sumihiro                Director, General Counsel and Corporate Secretary              -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Naoto Kira                      Director of Human Resources                                    -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Noboru Makino                   Director                                                       -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Yoshikazu Takaishi              Director                                                       -            -
------------------------------- --------------------------------------------------------- ------------ ------------

Koichi Kura                     Standing Statutory Auditor                                     5            -
------------------------------- --------------------------------------------------------- ------------ ------------

Craig N. Meurlin                Statutory Auditor                                              1            -
------------------------------- --------------------------------------------------------- ------------ ------------

James J. Rosloniec              Statutory Auditor                                              -            -
------------------------------- --------------------------------------------------------- ------------ ------------

(Note 1) The number of shares owned by Yoshizo Matsushita, Gary K. Sumihiro and James J. Rosloniec include 500, 102 and 1,742 ADRs, respectively, translated into non-par value common stock of the Target Company (one ADR is equivalent to one-half of one share of non-par value common stock of the Target Company). All shares owned by Craig N. Meurlin is ADRs and stated herein after having been translated into non-par value common stock of the Target Company.

(Note 2) Koichi Kura and James J. Rosloniec are Statutory Auditors appointed from outside the Target Company, as required in Article 18, Paragraph 1, of the Law

              Concerning Special Measures under the Commercial Code with respect to Audit, etc., of Corporations (kabushiki-kaisha) of Japan.

(Note 3) The information other than the holding ratio is based on the annual securities report of the Target Company filed on November 30, 1999.

(Note 4) With respect to the holding ratio, fractions after the third decimal place have been rounded.

4.       OTHERS

         None.